Supplement dated September 5, 2012 to the Wilmington Funds (the “Funds” or the “Trust”)

Prospectus dated August 31, 2012 (the “Prospectus”)

Effective September 5, 2012, the information in the Prospectus will be amended, supplemented or replaced as follows:

Wilmington Multi-Manager Real Asset Fund

The following amends and replaces the “Average Annual Total Returns” chart of the “Performance Information” section on page 33 of the Prospectus.

Average Annual Total Returns

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years or Life of Fund (Inception 7/1/03)
Class I Shares
Return Before Taxes	0.69%	2.30%	9.27	%*
Return After Taxes on Distributions	(0.37)%	0.84%	7.71	%*
Return After Taxes on Distributions and Sale of Fund Shares	0.46%	1.21%	7.35	%*
Class A Shares
Return Before Taxes	(5.08)%	0.89%	3.21	%*
Barclays Capital Government Inflation-Linked Bond Index (USD Hedged) (reflects no deductions for fees, expenses or taxes)	11.08%	6.68%	5.85%
Real Asset Blended Index (reflects no deductions for fees, expenses or taxes)**	(1.45)%	2.59%	6.86%

*	Class I Shares commenced operations on July 1, 2003 and Class A Shares commenced operations on December 20, 2005.

**	The Blended Index is calculated by the investment advisor and represents the weighted return of 50% Barclays Capital U.S. TIPS Index, 30% NAREIT Equity Index and 20% Dow Jones-UBS Commodity Index Total Return for the period from inception until January 1, 2009 and 40% Barclays Capital Government Inflation-Linked Bond Index, 30% S&P Developed Property Index and 30% Dow Jones-UBS Commodity Index for the period since January 1, 2009.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Please keep this Supplement for future reference.

SP-WT-MMRA-090512